Fees Summary	Apr. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 43,082,372.10
Previously Paid Amount	0.00
Total Fee Amount	0.00
Total Offset Amount	9,442.86
Net Fee	$ 0.00
Final Prospectus	false